Leases	12 Months Ended
Dec. 29, 2012
Leases

8. LEASES

The Company has a number of leases in effect for store properties and equipment. The initial lease terms generally range up to twenty-five years and will expire at various times through 2032, with options to renew for additional periods. The majority of the store leases provide for base rental, plus real estate taxes, insurance, common area maintenance and other operating expenses applicable to the leased premises. Some leases contain escalation clauses for future rents and contingent rents based on sales volume.

As of December 29, 2012, future minimum lease rental payments applicable to non-cancelable capital and operating leases, and expected minimum sublease rental income, were as follows (dollars in thousands):

	Capital Leases	Operating Leases	Future Expected Sub-lease Income
2013	$30,254	$28,176	$3,539
2014	28,006	28,916	1,876
2015	25,279	31,424	1,403
2016	23,951	33,101	1,052
2017	19,937	34,968	888
Thereafter	65,843	193,835	2,657

Total minimum lease payments	193,270	$350,420	$11,415

Less amounts representing interest	(78,239)

Present value of net minimum lease payments	115,031
Less current obligations	(14,357)

Long-term obligations	$100,674

The Company entered into sale-leaseback transactions in various years involving certain properties that did not qualify for sale-leaseback accounting as the lease agreements included various forms of continuing involvement. As a result, the transactions have been classified as financing transactions in accordance with ASC 840.

Under the financing method, the assets remain on the consolidated balance sheet and proceeds received by the Company from these transactions are recorded as capital lease obligations, allocated between land and building. Payments under these leases are applied as payments of imputed interest and deemed principal on the underlying building obligations, with no underlying cash payments deemed attributable to the land obligations. The related land assets are not depreciated, and at the end of the lease terms, the remaining capital lease obligations will equal the net book value of the land. The capital lease obligations as of December 29, 2012 and December 31, 2011 include $48.8 million of obligations related to land. At the expiration of the lease terms, which range from 2023 to 2068, or when the Company’s continuing involvement under the lease agreements ends, the related land and obligations will be removed from the balance sheet, with no underlying cash payments.

The Company incurred rental expense related to operating leases associated with its supermarkets of $25.4 million, $22.3 million and $22.5 million, net of sublease rental income of $4.2 million, $3.5 million and $3.4 million during Fiscal 2012, Fiscal 2011 and Fiscal 2010, respectively, that is included in rent expense in the consolidated statements of comprehensive (loss) income. In addition, the Company incurred rental expense related to equipment recorded in selling and general expenses in the consolidated statements of comprehensive (loss) income of $0.4 million, $0.8 million and $0.7 million during Fiscal 2012, Fiscal 2011 and Fiscal 2010, respectively. The Company also incurred rental expense related to equipment and office rent recorded in administrative expenses in the consolidated statements of comprehensive (loss) income of $1.4 million, $2.1 million and $2.1 million during Fiscal 2012, Fiscal 2011 and Fiscal 2010, respectively.